E.piphany Announces First Quarter Results

SAN MATEO, Calif. - April 26, 2004 - E.piphany, Inc. (Nasdaq:EPNY) today announced results for the quarter ended March 31, 2004. These results are consistent with the company's preliminary results announced on April 5, 2004.

      For the quarter ended March 31, 2004, the company reported revenues of $20.2 million, compared to revenues of $22.5 million in the first quarter of 2003. First quarter license revenues were $7.1 million and service revenues were $13.1 million, representing 35% and 65% of total revenues, respectively. Net loss under generally accepted accounting principles ("GAAP") for the quarter was $4.2 million, or $(0.06) per share, compared to a net loss under GAAP of $10.9 million, or $(0.15) per share during the first quarter of 2003. On a non-GAAP basis, net loss for the quarter excluding the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs was $2.9 million, or $(0.04) per share, compared to a non-GAAP net loss of $6.7 million, or $(0.09) per share during the first quarter of 2003.

      "As we stated in our preliminary earnings release on April 5, we are disappointed with our first quarter results," said Karen Richardson, Chief Executive Officer. "We continue to have success bringing customers live with our new products and have recently received the most visionary rating in the Gartner B2C CRM Suite Magic Quadrant. These are two factors underlying our confidence in our product strategy and our long-term prospects."

      Kevin Yeaman, chief financial officer, added, "Our balance sheet at the end of the quarter remained strong, with cash and investments of approximately $269 million, deferred revenue of approximately $18 million, and DSOs remaining low at 35 days."

Second quarter outlook

      For the quarter ending June 30, 2004, E.piphany currently expects total revenue to range between $19 million and $22 million, with license revenue ranging between $6 million and $9 million. Net loss per share on a GAAP basis for the second quarter is expected to range between $(0.03) and $(0.07).

About E.piphany

      The E.piphany E.6 CRM Software Suite enables global organizations to align touchpoints, processes and technologies around the customer. Built on the industry's most advanced, service-oriented architecture, the E.6 software solution creates benefits that cross departments and geographies, and result in rapid, measurable ROI. With the E.6 Suite of Marketing, Service and Sales software solutions, every customer interaction is driven by real-time intelligence, enabling businesses to better understand their customers and optimize every interaction from both a revenue generation and customer retention viewpoint. More than 460 companies, including nearly 40 of the Fortune 100, use E.piphany software products to enhance their customers' experiences while at the same time realizing business objectives. With worldwide headquarters in San Mateo, California, E.piphany serves customers in more than 40 countries worldwide.

      This press release contains forward-looking statements relating to customer deployments, industry analyst ratings, long-term prospects, balance sheet strength and expected second quarter total revenue, license revenue and earnings per share. Actual results could differ materially from such forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include the degree of interest in and acceptance of E.piphany's new products, increases in the length of E.piphany's sales cycles, reduced IT spending by customers and potential customers, the introduction of new products and services by competitors and intense competition generally, our ability to hire and retain qualified personnel, and general and industry-specific economic conditions. These factors and others are described in more detail in our public reports filed with the Securities and Exchange Commission, such as those discussed in the "Risk Factors" section included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our prior press releases. E.piphany assumes no duty to update forward-looking statements.

      This press release includes certain non-GAAP financial measures, including non-GAAP net loss and net loss per share amounts, that exclude the amortization of purchased technology and intangibles, stock-based compensation and restructuring costs. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. E.piphany's management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of the company's business operations. These measures also facilitate management's internal comparisons to our historical operating results and to our competitors' operating results, operational forecasting and budgeting. E.piphany has reported similar non-GAAP financial measures to our investors in the past and believes that the inclusion of comparative numbers at this time provides consistency in our financial reporting. Investors and potential investors are encouraged to review the reconciliation of the non-GAAP financial measures contained within this press release with their most directly comparable GAAP financial results.


Investor Contact:
     Todd Friedman, The Blueshirt Group, 650.356.3934, todd@blueshirtgroup.com Media Contact:
     Gordon Evans, E.piphany, 650-356-3842, gevans@epiphany.com

                               (tables to follow)

                                 E.PIPHANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                         Three months ended
                                                                       -----------------------
                                                                       3/31/2004    3/31/2003
                                                                       ---------    ----------
Revenues:
   Product license                                                     $   7,106    $   10,391
   Services                                                               13,123        12,120
                                                                       ---------    ----------
         Total revenues                                                   20,229        22,511
                                                                       ---------    ----------
Cost of revenues:
   Product license                                                           415           252
   Services                                                                5,774         7,560
   Amortization of purchased technology                                      679         1,828
                                                                       ---------    ----------
         Total cost of revenues                                            6,868         9,640
                                                                       ---------    ----------
         Gross profit                                                     13,361        12,871
                                                                       ---------    ----------
Operating expenses:
   Research and development                                                6,673         8,549
   Sales and marketing                                                     8,431        12,313
   General and administrative                                              2,705         2,572
   Restructuring costs                                                       636         2,243
   Amortization of purchased intangibles                                       -           152
   Stock-based compensation                                                    -            27
                                                                       ---------    ----------
         Total operating expenses                                         18,445        25,856
                                                                       ---------    ----------
         Operating loss                                                   (5,084)      (12,985)
Other income, net                                                            928         2,112
                                                                       ---------    ----------
         Net loss before provision for taxes                              (4,156)      (10,873)

Provision for taxes                                                           46            28
                                                                       ---------    ----------
         Net Loss                                                      $  (4,202)   $  (10,901)
                                                                       =========    ==========

   Diluted net loss per share                                          $   (0.06)   $    (0.15)
                                                                       ==========   ===========
   Basic net loss per share                                            $   (0.06)   $    (0.15)
                                                                       ==========   ===========

   Shares used in computing basic and diluted net loss per share          74,982        72,833
                                                                       ==========   ===========

   Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                 NON-GAAP FINANCIAL MEASURES AND RECONCILIATION

                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                               Three months ended
                                                                             ----------------------
                                                                             3/31/2004    3/31/2003
                                                                             ---------    ---------
        GAAP net loss                                                        $  (4,202) $   (10,901)
         Less: Amortization of purchased technology                                679        1,828
         Less: Restructuring costs                                                 636        2,243
         Less: Amortization of purchased intangibles                                 -          152
         Less: Stock-based compensation                                              -           27
                                                                             ----------   ----------
        Non-GAAP net loss                                                    $  (2,887)   $  (6,651)
                                                                             ==========   ==========
   Diluted non-GAAP net loss per share                                       $   (0.04)   $   (0.09)
                                                                             ==========   ==========
   Basic non-GAAP net loss per share                                         $   (0.04)   $   (0.09)
                                                                             ==========   ==========
   Shares used in computing basic and diluted non-GAAP net loss per share       74,982       72,833
                                                                             ==========   ==========

   Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                ASSETS                             3/31/2004     12/31/2003
                                ------                             ---------     ----------
                                                                  (Unaudited)
Current assets:
       Cash and cash equivalents                                  $    33,277   $    30,468
       Short-term investments                                         145,429       127,112
       Accounts receivable, net                                         7,828        10,688
       Prepaid expenses and other assets                                5,443         5,825
       Short-term restricted cash & investments                         1,920           726
                                                                  -----------   -----------
                      Total current assets                            193,897       174,819

Long-term investments                                                  81,827       105,171
Long-term restricted cash & investments                                 6,081         7,274
Property and equipment, net                                             5,746         6,710
Goodwill, net                                                          81,499        81,499
Purchased intangibles, net                                                  -           679
Other assets                                                              670           847
                                                                  -----------   -----------
                                                                  $   369,720   $   376,999
                                                                  ===========   ===========

                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Accounts payable                                           $     1,176   $     1,367
       Accrued liabilities                                              6,433         8,081
       Accrued compensation                                             6,906         8,536
       Current portion of restructuring costs                           7,221         7,215
       Deferred revenue                                                17,940        19,157
                                                                  -----------   -----------
                      Total current liabilities                        39,676        44,356

Restructuring costs, net of current portion                            19,211        20,489
Other long-term liabilities                                               193           185
                                                                  -----------   -----------
                      Total liabilities                                59,080        65,030

Stockholders' equity:
       Common stock                                                         7             7
       Additional paid-in capital                                   3,825,183     3,822,361
       Accumulated and other comprehensive loss                          (632)         (683)
       Accumulated deficit                                         (3,513,918)   (3,509,716)
                                                                  -----------   -----------
                      Total stockholders' equity                      310,640       311,969
                                                                  -----------   -----------

                                                                  $   369,720   $   376,999
                                                                  ===========   ===========

   Certain amounts from prior years have been reclassified to conform to the current year presentation.

                                 E.PIPHANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)

                                                                                Three Months Ended
                                                                             -------------------------
                                                                             3/31/2004       3/31/2003
                                                                             ---------       ---------
Cash flows from operating activities:
    Net loss                                                                 $ (4,202)       $ (10,901)
    Adjustments to reconcile net loss to net cash used in operating activities:
       Depreciation                                                             1,176            1,908
       Stock-based compensation                                                     -               27
       Amortization of purchased technology and purchased intangibles             679            1,980
    Changes in operating assets and liabilities:
       Accounts receivable                                                      2,860           (2,165)
       Prepaid expenses and other assets                                          559            1,378
       Accounts payable                                                          (191)          (1,487)
       Accrued liabilities and compensation                                    (3,270)            (531)
       Restructuring costs                                                     (1,272)            (403)
       Deferred revenue                                                        (1,217)            (158)
                                                                             --------        ---------
           Net cash used in operating activities                               (4,878)         (10,352)
                                                                             --------        ---------
Cash flows from investing activities:
    Purchases of property and equipment                                          (278)            (331)
    Loss on disposal of property and equipment                                     66                -
    Restricted cash                                                                 -               (3)
    Proceeds from maturities of investments                                    92,182           92,041
    Purchases of investments                                                  (86,922)        (108,667)
                                                                             --------        ---------
           Net cash provided by (used in) investing activities                  5,048          (16,960)
                                                                             --------        ---------
Cash flows from financing activities:
    Principal payments on capital lease obligations                                 -              (67)
    Repayments on notes receivable                                                  -              134
    Proceeds from sale of common stock, net of repurchases                      2,822              312
                                                                             --------        ---------
           Net cash provided by financing activities                            2,822              379
                                                                             --------        ---------
Effect of foreign exchange translation                                           (183)             (54)
                                                                             --------        ---------
Net increase (decrease) in cash and cash equivalents                            2,809          (26,987)
Cash and cash equivalents at beginning of period                               30,468           48,235
                                                                             --------        ---------
Cash and cash equivalents at end of period                                   $ 33,277        $  21,248
                                                                             ========        =========

   Certain amounts from prior years have been reclassified to conform to the current year presentation.